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                                                                  EXHIBIT 10.22


                             DOWNTOWN OFFICE CENTER


This lease is made this ____8th______________ day of March_________, 1996, by and between Harry and Wendy Brandon (landlord or lessor) and _______ViaSat, Incorporated __________________(tenant or lessee).

In consideration of the rents, covenants and agreements hereinafter reserved and contained on the part of Tenant to be observed and performed Landlord hereby leases to Tenant and Tenant hereby rents from Landlord, those certain premises consisting of office space #318_________ in the office complex known as The Downtown Office Center, located at The 1900 Building, 1900 South Harbor City Boulevard, Melbourne, Florida, 32901, for the term and upon the conditions and agreements hereinafter set forth.

                                1. RENT AND TERM

1. a. The commencement date of this lease shall be March 8th, 1996 and shall continue through and including March 7, 1997. Tenant agrees to pay Landlord, Harry and Wendy Brandon, at Landlord's office, 1900 South Harbor City Boulevard, Melbourne, Florida, 32901, or to such person or to such other place as directed from time to time by written notice to Tenant from Landlord, the following rent, plus applicable Florida State sales tax: $395.00 rent

                                                   23.70 sales tax
                                                   -----
                                                 $418.70 total

1. b. In the event Tenant wishes to extend the terms of his original lease he shall notify Landlord in writing 30 days prior to the expiration of said lease, so that a negotiated rate and terms can be agreed upon. In the event Tenant does not so notify Landlord, the Tenant will be occupying such space on a month-to-month basis with either party required to give the other 30 days written notice to terminate the tenancy.

                             2. USE OF THE PREMISES

2. a. Tenant shall use and occupy the Premises for the purpose of a professional office. Tenant shall not use or occupy the Premises or permit the same to be used for any other purpose. Tenant further agrees it will use the Premise in such a matter so as not to interfere with or infringe upon the rights of other Tenants in the Center. Tenant shall not use or occupy the Premises in violation of any law, ordinance, regulation or other governmental directives having jurisdiction thereof. During the term hereof, Tenant shall be in continuous use and occupancy of the Premises and shall not vacate or abandon the same.
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2. b. Alterations and Modifications


     Tenant shall not make any additions, alterations, changes or improvements without the prior written approval of Landlord, which approval shall not be unreasonably withheld. Any such additions, alterations, changes or improvements which may be made, upon the completion thereof, shall become the property of the Landlord, unless otherwise agreed upon. Tenant hereby indemnifies Landlord against and shall keep the Premises and Center free from any and all mechanics liens or other such liens arising from any work performed, material furnished, or obligations incurred by the Tenant in connection with the Premises. Landlord acknowledges that Tenant shall have the right to install a satellite dish and/or antenna on building roof or grounds as required to conduct business and shall be granted installation and maintenance access to same. Tenant shall notify Landlord of such installation in advance and shall insure compliance with all applicable local building codes governing such installation. Landlord will cooperate with Tenant to locate an adequate position for the satellite dish and/or antenna on the roof of said building and shall be reasonable in designating same.

2. c. Repair By Landlord and Tenant

     Landlord agrees to keep in good order the roof, air-conditioning units, exterior walls and plumbing.

     Tenant shall at once report in writing to Landlord any defective condition known to Tenant which landlord is required to repair; and failure to so report shall make Tenant responsible to Landlord for any liability incurred by Landlord by reason of such default.

     Tenant shall, at Tenant's own cost and expense, keep and maintain the Premises and appurtenances thereto and every part thereof, in good order and repair except portions of the Premises to be repaired by Landlord pursuant to 2.c. hereof.

2. d. Rubbish Removal

     Tenant shall keep the Premises clean, and will remove all refuse from the Premises under Tenant's control. Landlord shall employ a rubbish removal service for the Office Center Complex use, and will provide reasonable janitorial services as needed.

                     3. SERVICES AND ACCOMMODATIONS PROVIDED

3. a. Landlord will provide:

        1) __one____________phone set(s).

        2) Receptionist to answer the phones during normal business hours.

        3) A copier centrally located (charges to be on a per-copy basis).

        4) A secretary available to type (charges to be on a per page basis).

        5) A conference room to be shared by all of the Office Center tenants.

        6) Dictating equipment available on site. Charges to be established.

        7) Facsimile equipment (charges to be on a per page basis, plus cost of long distance calls).

     All charges incurred by Tenant for copier charges, secretarial charges, and facsimile equipment charges shall be due and payable within fifteen (15) days of being billed.
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                            4. DAMAGE OR DESTRUCTION

     In the event the Premises shall be destroyed or so damaged or injured by fire or other casualty during the lifetime of this agreement whereby the same shall be rendered untenantable, then the Landlord shall have the right to render the Premises tenantable by repairs within ninety (90) days therefrom. If said Premises are not rendered tenantable within said time, it shall be optional with either party to hereto to cancel this lease, and in the event of such cancellation the rent shall be paid only to the date of such fire or casualty. The cancellation herein mentioned shall be evidenced in writing.

                                  5. UTILITIES

     Landlord shall pay the cost of electricity and all other utilities furnished to the Premises. In no event, however, shall Landlord be liable for any interruption or failure in the supply of utilities for which he is obligated to pay, unless caused by the negligence of the Landlord, his employees or agents.

                               6. INDEMNIFICATION

     Tenant hereby agrees to indemnify and hold harmless Landlord against and from any and all claims of damage or injury arising out of or with respect to Tenant's use of the Premises or the building and shall further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation of Tenant on Tenant's part to be performed under the terms of this Lease, or arising from any act of negligence of the Tenant, its agents or employees and from and against all costs, attorneys' fees, expenses and liabilities incurred in or about such claim or action or proceeding brought thereon. Landlord shall not be liable for any damage to or loss of Tenant's personal property or inventory from casualty theft or whatsoever cause except the affirmative acts of negligence of Landlord, its agents or employees. Landlord shall also agree to hold Tenant harmless against and from any and all claims arising from any breach or default in the performance of any obligation on Landlord's part or from any act of negligence of the Landlord, its agents and from all costs, attorney fees, expenses and liabilities in or about such claim or action or proceeding brought thereon.

                                  7. INSURANCE

7. a. Increase In Fire Insurance Premium

     Tenant agrees it will not keep, use, or offer for sale in or upon the Premises any item which may be prohibited by the standard form of fire insurance policy.

     In the event Tenant's occupancy causes any increase of premium for any insurance policy on the Premises or the building above the minimum rate for the use set forth herein, Tenant shall pay the additional premium on such insurance policies by reason thereof.

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     If Tenant defaults in the payment of rent, additional rent, or any other item to be paid by Tenant hereunder, including but not limited to fax, secretarial and copier charges, and such default shall not be cured within fifteen (15) days after written notice thereof by Landlord to Tenant; or in the performance of any other term, covenant or condition of this lease, and such default shall not have been cured within 15 days after written notice thereof by Landlord to tenant; Landlord may re-enter and take possession of the Premises and remove all persons and property therefrom. Further, Landlord may at its option, forthwith cancel this lease and thereupon be entitled to recover from Tenant the worth, at the time of such termination, of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this lease for the balance of the term hereof over the reasonable rental value of the Premises for the same period. If landlord elects to re-enter and take possession of the Premises without terminating this lease, Landlord may at its sole option relet the Premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this lease), at such rental or rentals and upon such other terms and conditions as Landlord at its sole discretion may deem advisable with the right to make alterations and repairs to the Premises. Upon any such reletting, Landlord shall receive and collect the rents therefor, applying the same first to the payment of such expenses as Landlord may have paid, assumed or incurred in recovering possession of the Premises, including costs, expenses and attorneys' fees, and for placing the same in good order and condition, or repairing or altering the same for reletting and all other expenses, incurred by Landlord for the purpose of reletting the Premises, and then to the fulfillment of the agreements of Tenant. Tenant shall pay any and all deficiency, but shall have no rights in and to any excess rent collected by Landlord.

                          9. ASSIGNMENT AND SUBLETTING

     Tenant shall not, either voluntarily or by operation of law, sell, assign, hypothecate or transfer this lease, or sublet the Premises or any part thereof without the prior written consent of the Landlord.

                          10. ACCESS BY LANDLORD

     Landlord and its agents shall have the right to enter the Premises at all reasonable times for the purpose of examining or inspecting the same, showing the same to prospective purchasers or Tenants of the Downtown Office Center, and making such alterations, repairs, improvements or additions to the Premises as may be necessary or desirable. For each of the aforesaid purposes, Landlord shall provide Tenant with a twenty-four (24) hour notice prior to entering the Premises at which time an escort may be required in designated areas. Landlord has the right to use any and all means which Landlord may deem proper to come upon the demised Premises in an emergency.

                          11. SIGNS, AWNING AND CANOPIES

11. 1. The Tenant hereby agrees that it will not place or maintain on any exterior door, wall or window of the leased Premises any signs, awning or canopy, or advertising matter or other things of any kind, and will not place or maintain any decorations, lettering or advertising matter on the glass of any window or door of the leased Premises without first obtaining the Landlord's written approval.


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11. 2. Further, Landlord shall have built and shall install at Tenant's expense a company designation sign for the front door of Tenant's suite. The cost of said sign shall be paid to Landlord within 10 days of monthly billing.

                                12. COMMON AREAS

     The use and occupancy by Tenant of the Premises shall include the use in common with others entitled thereto of the common areas, employee parking areas, service roads, loading facilities, sidewalks and customer parking areas, together with such other facilities as may be designated from time to time by Landlord all of the foregoing being referred to as the common areas; provided, however, that the use of the common areas by Tenant shall be subject to the terms and conditions contained herein and to reasonable rules and regulations for the use thereof as may be prescribed by Landlord from time to time during the term hereof.

                                13. QUITE ENJOYMENT

     Upon Tenant's paying the rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject all of the provision of this lease.

                                14. MISCELLANEOUS

14. 1. Attorneys Fees
       --------------

     Tenant shall pay reasonable attorney's fees to Landlord in the event Landlord is required to sue for the enforcement against Tenant of any of the terms, covenants or provisions hereof.

14. 2. Successors and Assigns
       ----------------------

     Except as otherwise provided in this lease, all of the covenants, conditions and provisions of this lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, executors, administrators, successors and assigns.

14. 3. Headings: Landlord and Tenant
       -----------------------------

     The Article and section captions contained in this lease are for convenience only and do not in any way limit or amplify any term or provision hereof. The terms "Landlord" and "Tenant" as well as Lessor and Lessee as used herein shall include the plural as well as the singular, the neuter shall include the masculine and feminine genders, and if there be more than one tenant, the obligations herein imposed upon Tenant shall be joint and several.

14. 4. Notices
       -------

     It is understood and agreed between the parties hereto that written notice mailed or delivered to the Premises leased hereunder shall constitute sufficient notice to the Lessee and written notice mailed or delivered to the office of the Lessor shall constitute sufficient notice to the Lessor, to comply with the terms of this contract.


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14. 5. Interest on Delinquent Rent
       ---------------------------

     Failure of Tenant to pay any rent payment within ten (10) days of its due date shall, at the option of the Landlord, cause this lease to be in default. The Tenant agrees to pay a late fee of 5% plus interest at the rate of 1.5% per month on the outstanding balance until fully paid.

14. 6. Security Deposit
       ----------------

     A Security Deposit of $418.70 shall be tendered upon execution of the lease or occupancy of the Building, whichever comes first, and shall be used to secure the performance of the terms of this lease.

14. 7. Randon Disclosure
       -----------------

     The following statement is required to be included in all leases after December 31, 1988, by the State of Florida and is therefore included herein. "Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit".

       HAZARDOUS MATERIALS:

     Neither Landlord nor Tenant shall at any time use, generate, store or dispose of on, under or about the Demised Premises, the building or parking areas or transport to or from the same any hazardous wastes, toxic substances or related materials ("Hazardous Materials") or permit or allow any third party to do so, without compliance with all regulations. Hazardous materials shall include, but shall not be limited to, substances defined as "hazardous substances" or "toxic substances" in the Comprehensive Environmental Responses, compensation and Liability Act of 1980, as amended, 42 U.S.C.A. 6901, et.seq.; or those substances defined as "hazardous wastes" in applicable codes in the Commonwealth of Massachusetts and in the regulations adopted and publications promulgated to such codes.

14. 8. Cost of Living Index Escalator
      ------------------------------

     Commencing year 2, i.e.,___________N/A_______________________, Tenant shall pay the foregoing rent plus the cost of living increase, if any, as determined by the U.S. Department of Labor Cost of Living Index published annually, which increase has occurred since the preceding year. Each year thereafter, the base rental will be the preceding year's total rental rate which includes the base rate and the cost of living increase, if any, of each preceding year.



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                                 NOTICE CLAUSE

     Any notices required to be given under the terms hereof shall be given by mailing said notice, by certified mail, return receipt requested, postage paid, if to the Landlord, at the last address at which rent was paid, and if to the Tenant, "Attention: Gerard Tanksley, ViaSat,Inc., 2290 Cosmos Court, Carlsbad, Ca, 92009," or such other place as either may designate from time to time in writing. Concurrent with any and all such notices sent by the Landlord to the principal office of the Tenant, Landlord shall further send a copy, via first class mail, of such notices of the Tenant at the Demised Premises.

All bills, statements, invoices shall be mailed to above address, except to the attention of Janis Gingery and/or accounts payable.




     March 8, 1996                              /s/     Harry Brandon
--------------------------                   ----------------------------------
    Dated                                       Landlord


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    Dated                                       Tenant (As Individual)


     March 27, 1996                             /s/    (sig illegible)
--------------------------                   ----------------------------------
    Dated                                       Tenant (As Corporation)




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